EXHIBIT 4(b)


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                              JANUS INVESTMENT FUND
                        (A Massachusetts Business Trust)

                          JANUS GROWTH AND INCOME FUND

                          SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.


THIS CERTIFIES that      SPECIMEN            CUSIP
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


Is the owner of ________________ shares of beneficial interest in the JANUS GROWTH AND INCOME FUND series of Janus Investment Fund (the "Fund"), fully paid and nonassessable, the said shares being issued and held subject to the provisions of the Agreement and Declaration of Trust of the Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer (see the reverse side hereof). This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the JANUS GROWTH AND INCOME FUND series of Janus Investment Fund. This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

Dated:
                  /s/ Janice M. Teague                      /s/ Thomas H. Bailey
                                SECRETARY                              PRESIDENT
                                     [SEAL]

                                  COUNTERSIGNED
                                        INVESTORS FIDUCIARY TRUST COMPANY
                                          (KANSAS CITY MISSOURI)  TRANSFER AGENT

                                  BY    JANUS SERVICE CORPORATION
                                             (DENVER COLORADO) SUBTRANSFER AGENT

                                                            AUTHORIZED SIGNATURE


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     NOTICE:  THE SIGNATURE TO THIS  ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN  UPON  THE  FACE  OF  THE  CERTIFICATE  IN  EVERY  PARTICULAR,   WITHOUT
ALTERATION, ENLARGEMENT, OR ANY CHANGE WHATEVER.

     THE SIGNATURE(S) MUST BE GUARANTEED BY A NATIONAL OR STATE BANK, A FEDERAL SAVINGS AND LOAN ASSOCIATION, A TRUST COMPANY OR A MEMBER FIRM OF A DOMESTIC STOCK EXCHANGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -  as tenants in common
         TEN ENT   -  as tenants by the entireties
         JT TEN    -  as joint tenants with right of
                      survivorship and not as tenants
                      in common

                                        UNIF GIFT MIN ACT. _____ Custodian _____
                                                           (Cust)        (Minor)
                                               Under Uniform Gifts to Minors Act
                                               _________________________________
                                                                         (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________   Shares  of  beneficial  interest
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Fund with full power of substitution in the premises.

Dated, ______________________                ___________________________________
                                                          Owner
                                             ___________________________________
                                                Signature of Co-Owner, if any

          IMPORTANT { BEFORE SIGNING, READ AND COMPLY CAREFULLY
                      WITH NOTICE PRINTED ABOVE.

Signature(s) guaranteed by:

________________________________________________________________________________